                                                                    Exhibit 10.1



                         AMENDMENT NO. 3, WAIVER AND AGREEMENT dated as of
                    December 31, 2001 (this "Amendment"), to the CREDIT AGREEMENT dated as of August 5, 1999, as amended and restated as of June 30, 2000, as amended by Amendment No. 1 dated as of March 13, 2001, and Amendment No. 2 dated as of June 8, 2001 (the "Credit Agreement"), among CHIPPAC INTERNATIONAL COMPANY LIMITED, a British Virgin Islands company (the "Company"), CHIPPAC, INC., a Delaware corporation ("ChipPAC"), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent"), as sole lead arranger (in such capacity, the "Sole Lead Arranger") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Company.

     B. ChipPAC and the Company have requested that the Required Lenders waive compliance by ChipPAC and the Company with certain provisions of the Credit Agreement, and that the Credit Agreement be amended, in each case as provided herein. The Required Lenders are willing to grant such waiver and to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Waiver. (a) Subject to paragraph (b) below, the Required Lenders hereby waive compliance by ChipPAC and the Company with the provisions of Subsections 7.6A, 7.6B and 7.6F of the Credit Agreement during the Waiver Period (as defined below).

     (b) The waiver provided for by paragraph (a) above shall be effective only during the period (the "Waiver Period") commencing on and including December 31, 2001, and ending on and including December 31, 2002; provided, however, that if
                                                     --------  -------
the Company shall not have consummated the Prepayment Transactions (as defined in Section 3 below) on or prior to March 1, 2002 (the "Prepayment Transactions Date"), then the Waiver Period shall expire on the Prepayment Transactions Date, and the provisions of

Subsections 7.6A, 7.6B and 7.6F of the Credit Agreement shall apply in all respects on and after such date as originally in effect without regard to such waiver, and the Administrative Agent and the Lenders shall have all rights and remedies under the Credit Agreement that they would have had if such waiver had never been granted; provided further, that if the Prepayment Transaction is a
                    -------- -------
registered offering of securities and the Securities and Exchange Commission reviews such offering, then the Prepayment Transactions Date shall be extended for such additional time, not to exceed 30 days, as is necessary for the Securities and Exchange Commission to review and comment on such registered offering and for ChipPAC to respond to such comments in good faith.

     (c) The Required Lenders hereby waive compliance by ChipPAC and the Company with the provisions of Subsection 7.1 of the Credit Agreement to the extent necessary to allow ChipPAC or the Company to issue on or prior to the Prepayment Transactions Date and remain liable on Permitted Junior Capital (as defined in Section 3 below) constituting subordinated Indebtedness; provided that any such Indebtedness shall be deemed to be "Convertible Subordinated Notes" for purposes of Subsections 7.5, 7.6F, 7.11B and 8.11 of the Credit Agreement.

     SECTION 2. Amendments to the Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (i) The definition of the term "Applicable Base Rate Margin" is hereby amended and restated in its entirety as follows:

               "Applicable Base Rate Margin" means (i) with respect to Term C
                ---------------------------
          Loans, 3.25% per annum, (ii) with respect to Term B Loans, 3.25% per annum, and (iii) with respect to Term A Loans, Term Delayed Draw Loans and Revolving Loans, a percentage per annum determined by reference to the Applicable Leverage Ratio as set forth below:

          ===================================================================
                                                Applicable Base Rate
             Applicable                           Margin for Term A
              Leverage                        Loans, Term Delayed Draw
               Ratio                          Loans and Revolving Loans
              (greater than)3.5:1.0                      2.50%
          -------------------------------------------------------------------
              (less than or equal to)3.5:1.0             2.25%
          -------------------------------------------------------------------
              (less than or equal to)3.0:1.0             2.00%

              (less than)2.5:1.0                         1.75%
          ===================================================================

          ;provided, however, that the Applicable Base Rate Margin shall be
           --------  -------
          2.50% in the case of Term A Loans, Term Delayed Draw Loans and Revolving Loans, in each case for so long (but only for so long) as an Event of Default has occurred and is continuing or Company has not submitted to the Administrative Agent the information as and when required under subsection 6.1(ii) or (iii), as applicable.

          (ii) The definition of the term "Applicable Eurodollar Rate Margin" is hereby amended and restated in its entirety as follows:

               "Applicable Eurodollar Rate Margin" means (i) with respect to Term C Loans, 4.25% per annum, (ii) with respect to Term B Loans, 4.25% per annum, and (iii) with respect to Term A Loans, Term Delayed Draw Loans and Revolving Loans, a percentage per annum determined by reference to the Applicable Leverage Ratio as set forth below:

          ===================================================================
                                                    Applicable Eurodollar
              Applicable                          Rate Margin for Term A
               Leverage                          Loans, Term Delayed Draw
                Ratio                            Loans and Revolving Loans
               (greater than)3.5:1.0                       3.50%
          -------------------------------------------------------------------
               (less than or equal to)3.5:1.0              3.25%
          -------------------------------------------------------------------
               (less than or equal to)3.0:1.0              3.00%

               (less than)2.5:1.0                          2.75%
          ===================================================================

          ;provided, however, that the Applicable Eurodollar Rate Margin
           --------  -------
          shall be 3.50% in the case of Term A Loans, Term Delayed Draw Loans and Revolving Loans, in each case for so long (but only for so long) as an Event of Default has occurred and is continuing or Company has not submitted to the Administrative Agent the information as and when required under subsection 6.1(ii) or (iii), as applicable.

     (b) Section 7 of the Credit Agreement is hereby amended as follows:

          (i) Subsection 7.6C of the Credit Agreement is hereby amended by (A) replacing the Maximum Consolidated Capital Expenditures Amount set forth therein for Fiscal Year 2002 with the amount $30,000,000 and (B) inserting immediately prior to the period at the end of Subsection 7.6C(i) thereof the words"; provided further that, to the extent financed with Local Lines
                 -------- -------
     of Credit, the Maximum Consolidated Capital Expenditure Amount shall not include any expenditures resulting from the conversion of an Operating Lease to owned property".

          (ii) Subsection 7.6 is hereby amended by adding at the end thereof the following:

          "G. Minimum Consolidated Adjusted EBITDA. The Consolidated Adjusted EBITDA for any four-Fiscal Quarter period ending on any date set forth below shall not be less than the corresponding amount set forth below opposite such date:

      ---------------------------------------------------------------------
                                              Minimum Consolidated
                      Date                      Adjusted EBITDA
      ---------------------------------------------------------------------
                 March 31, 2002                   $30,000,000
      ---------------------------------------------------------------------
                 June 30, 2002                    $26,000,000
      ---------------------------------------------------------------------
               September 30, 2002                 $32,000,000
      ---------------------------------------------------------------------
               December 31, 2002                  $40,000,000
      ---------------------------------------------------------------------


     SECTION 3. Agreement. The Company and ChipPAC hereby agree as follows:

          (a) The Company and ChipPAC will use reasonable efforts to issue or cause to be issued Permitted Junior Capital on or prior to the Prepayment Transactions Date, in an amount sufficient to raise at least $20,000,000 of Net Proceeds (as defined below). If such Permitted Junior Capital is issued by the Company or ChipPAC prior to the Prepayment Transactions Date, then on or prior to the first Business Day following the receipt of such Net Proceeds, the Company will prepay the outstanding Term Loans in an aggregate principal amount equal to the greater of (i) $20,000,000 and (ii) 50% of the amount of such Net Proceeds, such prepayment to be applied as specified for mandatory prepayments in Subsection 2.4(c) of the Credit Agreement. The Required Lenders hereby consent to the foregoing prepayment requirement and waive compliance by the Company and ChipPAC with Subsections 2.4B(iii)(b) and (c) to the extent such subsections would require the application of a greater percentage of the Net Proceeds of Permitted Junior Capital issued on or prior to the Prepayment Transactions Date, to be applied to the prepayment of the Term Loans.

          (b) As used herein, the following terms shall have the meanings specified below:

               "Net Proceeds" shall mean (a) with respect to any issuance of Permitted Junior Capital constituting Capital Stock or other equity securities, the Equity Proceeds thereof, and (b) with respect to any issuance of Permitted Junior Capital constituting Indebtedness, the gross cash proceeds thereof (net of any payment of underwriting discounts, commissions and other costs and expenses associated therewith (including legal costs and expenses)).

               "Permitted Junior Capital" shall mean (a) Capital Stock of ChipPAC or (b) subordinated, unsecured Indebtedness of ChipPAC or the Company; provided that (i) such Permitted Junior Capital does not require any scheduled payment of principal or return of capital prior to the maturity date of the Convertible Subordinated Notes issued prior to the Amendment Effective Date (as defined below) and (ii) the subordination provisions (in the case of Indebtedness) and other non-pricing terms and conditions thereof are no less favorable to ChipPAC and its Subsidiaries and the Lenders than the analogous provisions of the Subordinated Debt Documents issued prior to the Amendment Effective Date.

               "Prepayment Transactions" shall mean, collectively, the issuance of the Permitted Junior Capital and the prepayment of the Term Loans as required by Section 3 hereof.

     SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company and ChipPAC represent and warrant to each of the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 5. Effectiveness. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") on which the Administrative Agent shall received (a) the Amendment Fee (as defined below) and (b) counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Guarantors, the Required Lenders and the Administrative Agent.

     SECTION 6. Amendment Fee. ChipPAC and the Company agree, jointly and severally, to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 p.m., New York City time, on December 31, 2001, an amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's Revolving Loan Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

     SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 11. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                      CHIPPAC INTERNATIONAL COMPANY LIMITED,

                           by  /s/ Jane Zhang
                               -------------------------------------------------
                               Name:   Jane Zhang
                               Title:  President

                      CHIPPAC, INC.,

                           by  /s/ Dennis McKenna
                               -------------------------------------------------
                               Name:   Dennis Mckenna
                               Title:  President & CEO

                      CHIPPAC KOREA COMPANY LTD.,

                           by  /s/ B.K. Sohn
                               -------------------------------------------------
                               Name:   B.K. Sohn
                               Title:  President

                      CHIPPAC LIQUIDITY MANAGEMENT HUNGARY LIMITED LIABILITY
                       COMPANY,

                           by  /s/ Michael Potter
                               -------------------------------------------------
                               Name:   Michael Potter
                               Title:  Managing Director

                      CHIPPAC LUXEMBOURG S.A.R.L.,

                           by  /s/ Johan Dejans
                               -------------------------------------------------
                               Name:   Johan Dejans
                               Title:  Manager

                      CHIPPAC (BARBADOS) LTD.,

                           by  /s/ Jane Zhang
                               -------------------------------------------------
                               Name:   Jane Zhang
                               Title:  President

                      CHIPPAC LIMITED,

                           by  /s/ Patricia McCall
                               -------------------------------------------------
                               Name:   Patricia McCall
                               Title:  Director


                      CHIPPAC MALAYSIA Sdn. Bhd.

                           by  /s/ C.V. Kwong
                               -------------------------------------------------
                               Name:   C.V. Kwong
                               Title:  Director, Plant Controller


                      CREDIT SUISSE FIRST BOSTON, individually, and as Administrative Agent and an Issuing Bank,

                           by  /s/ Robert Hetu
                               -------------------------------------------------
                               Name:   Robert Hetu
                               Title:  Director

                           by  /s/ Bill O'Daly
                               -------------------------------------------------
                               Name:   Bill O'Daly
                               Title:  Vice President

                              SIGNATURE PAGE TO AMENDMENT NO. 3, WAIVER AND AGREEMENT DATED AS OF DECEMBER 31, 2001, TO THE CHIPPAC CREDIT AGREEMENT DATED AS OF AUGUST 5, 1999, AS AMENDED AND RESTATED AS OF JUNE 30, 2000, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 13, 2001 AND AMENDMENT NO. 2 DATED AS OF JUNE 8, 2001



NAME OF LENDER: CSAM FUNDING I
                --------------


                           by  /s/ Andrew H. Marshak
                              ----------------------------
                               Name:   Andrew H. Marshak
                               Title:  Authorized Signatory



NAME OF LENDER: FIRST DOMINION FUNDING III
                --------------------------


                           by  /s/ Andrew H. Marshak
                              ----------------------------
                               Name:   Andrew H. Marshak
                               Title:  Authorized Signatory



NAME OF LENDER: HELLER FINANCIAL, INC.
                ----------------------


                           by  /s/ David R. Campbell
                              ----------------------------
                               Name:   David R. Campbell
                               Title:  Vice President



NAME OF LENDER: BALANCED HIGH YIELD FUND II, LTD. by ING Capital Advisors LLC
                -------------------------------------------------------------
                as Asset Manager
                ----------------


                           by  /s/ Gordon Cook
                              -----------------------
                               Name:   Gordon Cook
                               Title:  Senior Vice President & Portfolio Manager

NAME OF LENDER: FLEET NATIONAL BANK
                -------------------


                           by  /s/ Brian P. Valenti
                              ----------------------------
                               Name:   Brian P. Valenti
                               Title:  Vice President


NAME OF LENDER: CITIZENS BANK OF MASSACHUSETTS
                ------------------------------


                           by  /s/ Christopher Daniel
                              --------------------------------
                               Name:   Christopher Daniel
                               Title:  Vice President


NAME OF LENDER: IBM CREDIT CORPORATION
                ----------------------


                           by  /s/ Stephen A. Nichols
                              --------------------------------
                               Name:   Stephen A. Nichols
                               Title:  Manager of Credit


NAME OF LENDER: INDOSUEZ CAPITAL FUNDING VI, LIMITED by Indosuez Capital as
                -----------------------------------------------------------
                Collateral Manager
                ------------------


                           by  /s/ Charles Kobayashi
                              ----------------------------
                               Name:   Charles Kobayashi
                               Title:  Principal and Portfolio Manager


NAME OF LENDER: ARK II CLO 2001-1, LIMITED by Patriarch Partners II, LLC,
                ---------------------------------------------------------
                its Collateral Manager
                ----------------------


                           by  /s/ Lynn Tilton
                              -----------------------
                               Name:   Lynn Tilton
                               Title:  Authorized Signatory



NAME OF LENDER: SANKATY HIGH YIELD ASSET PARTNERS, L.P.
                ---------------------------------------


                           by  /s/ Diane J. Exter
                              ----------------------------
                               Name:   Diane J. Exter
                               Title:  Managing Director
                                       Portfolio Manager

NAME OF LENDER: FIRST SOURCE LOAN OBLIGATIONS TRUST by First Source Financial
                -------------------------------------------------------------
                Inc. Its Servicer and Adminstrator
                ----------------------------------


                           by  /s/ Edward Szarkowicz
                              ----------------------------
                               Name:   Edward Szarkowicz
                               Title:  Senior Vice President & General Counsel



NAME OF LENDER: BANK ONE, NA
                ------------


                           by  /s/ Dennis Warren
                              -----------------------
                               Name:   Dennis Warren
                               Title:  First Vice President